# CORBUS PHARMACEUTICALS

## Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases



NASDAQ:CRBP www.corbuspharma.com

# Forward-Looking Statements

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

# Overview

Focus on rare, chronic, serious inflammatory and fibrotic diseases

**Anabasum** | First-in-class oral synthetic endocannabinoid mimetic



**Phase 3 SSc Study** | Launching **Q4 2017**

Positive Phase 2 data in 2 indications

Intellectual Property → 2034

# Leadership Team

## Management



**Yuval Cohen, PhD**
*Chief Executive Officer, Director*

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



**Sean Moran, CPA, MBA**
*Chief Financial Officer*

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



**Mark Tepper, PhD**
*President & Chief Scientific Officer*

Former VP U.S. Research & Operations, EMD Serono;
Sr. Investigator, Bristol-Myers Squibb



**Barbara White, MD**
*Chief Medical Officer*

Board-certified Rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, a GSK company, VP and Head of Inflammation Clinical Development for UCB & MedImmune, and Director, Medical Affairs, Amgen

## Board of Directors



**Amb. Alan Holmer Ret.- Chairman of the Board**
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



**Avery W. (Chip) Caitlin**
- CFO Celldex Therapeutics (CLDX) since 2000
- Raised over $600MM in financing
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



**David Hochman**
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc. securing over $600MM in equity capital



**Renu Gupta, MD**
- Over 25 years of R&D, regulatory and senior management experience in the biopharma industry
- Former EVP, and CMO of Insmed, a specialty CF company
- Former VP and Head of U.S. Clinical Research and Development, Novartis
- Senior Advisor to CEOs and Boards of biopharma

CORBUS PHARMACEUTICALS

# Anabasum Pipeline: Multiple Opportunities in Rare Autoimmune / Inflammatory / Fibrotic Diseases

| | Indication | Patient Population | Phase of Development | Orphan Designation | Fast Track Status | Open-Label Extension | Nondilutive Funding | Next Catalyst |
|---|---|---|---|---|---|---|---|---|
| Autoimmune | Systemic Sclerosis (SSc) | 90,000 (US+EU) | Launch Phase 3 | ✓ | ✓ | ✓ | | Plan to commence Phase 3 study Q4 2017 |
| | Dermatomyositis (DM) | 50,000 (US+EU) | Phase 2 | | | ✓ | ✓ NIH Funded[1] | Phase 2 data expected Q4 2017 |
| | Systemic Lupus Erythematosus (SLE) | 500,000 (US+EU) | Phase 2 | | | | ✓ NIH Funded[1] | Plan to commence Phase 2 study Q4 2017 |
| Genetic / Inflammatory | Cystic Fibrosis (CF) | 75,000 (worldwide) | Launch Phase 2b | ✓ | ✓ | | ✓ CF Foundation[2] | Plan to commence Phase 2b study by EoY 2017 |

1) NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data;
2) Awarded 2015; project completed

CORBUS PHARMACEUTICALS

# Normal Inflammatory Process vs. Chronic Inflammation

## Normal Inflammation Process



Inflammation / Fibrosis
Activation
Resolution
Time

**Immune System Returns to Homeostasis**

## Inflammatory / Fibrotic Disease



Chronic Inflammation / Fibrosis
Inflammation / Fibrosis
Activation
Time

**Immune System is Unable to Return to Homeostasis, Leading to Fibrosis**

# Anabasum Promotes Resolution of Inflammation and Fibrotic Responses

## Resolution of Chronic Inflammation and Fibrosis


Inflammation / Fibrosis
Activation
CB2
Homeostasis
Time

## Anabasum: Triggers Resolution of Innate Immune Responses

**Decreases**

- ✓ Pro-inflammatory lipids
- ✓ Vasodilation / edema
- ✓ Chemokines
- ✓ Tissue infiltration with neutrophils and other inflammatory cells
- ✓ Pro-inflammatory cytokines
- ✓ Pro-fibrotic growth factors
- ✓ Myofibroblast accumulation
- ✓ Extracellular matrix production

**Increases**

- ✓ Pro-resolving lipid mediators
- ✓ Pro-resolving macrophages
- ✓ Clearance of bacteria
- ✓ Clearance of cellular debris
- ✓ Resolution of tissue infiltration with inflammatory cells

**MOA Broadly Applicable to Multiple Inflammatory / Fibrotic Diseases**

CORBUS PHARMACEUTICALS

# Endocannabinoids Play a Unique Role in Inflammation and Fibrosis

**MOA of CB2 agonism: triggering of resolution of innate immune responses[1]**


Resolution of Inflammation and Fibrosis
CB2
Endocannabinoid System

1: Shinohara 2012

# Unique Characteristics of Anabasum Make It an Attractive Candidate for Rare + Chronic Inflammatory / Fibrotic Diseases

## High

- CB2 Binding Affinity
  (Pro-resolution receptors in the immune system)



+

## Low

- CB1 Binding Affinity
  (Analgesic receptors in the brain)
- Blood Brain Barrier Penetration



=

## Targeting Inflammation Without Immunosuppression and Limited CNS Activity



# Diffuse Cutaneous Systemic Sclerosis:

- Positive Phase 2 data
- Ongoing open-label extension
- Commencing Phase 3 study in Q4 2017
- Potential approval in 2020

CORBUS PHARMACEUTICALS



# Systemic Sclerosis

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

**90,000**
Patients in U.S. + EU

**80%**
Female patients

**40-60 Years**
Average age of patients

**Lung Fibrosis**
Common cause of death - 40%-60% mortality in 10 years

# Key Takeaways

- Life-threatening, rare disease
- No SSc-specific drugs approved
- Current therapy: Immunosuppressive agents (safety risk)
- Need for proven safe and effective therapies

CORBUS PHARMACEUTICALS

# Design of Phase 2 Study

**Positive Results of Double-blinded, Placebo-controlled Portion of Trial Reported in November 2016**

## Double-blind

randomized, placebo-controlled

**16** week study – 12 week active dosing

*Weeks 1-4*: 5 mg QD *or* 20 mg QD *or* 20 mg BID *or* placebo

*Weeks 5-12*: 20 mg BID *or* placebo

**9** clinical sites across the U.S.





**43 Adults**

**2:1** overall ratio of anabasum:placebo

**Primary Endpoints:**

- Safety and tolerability
- ACR CRISS

**Secondary Endpoints:**

- ACR-CRISS domains: mRSS; FVC % predicted; PtGA; MDGA; HAQ-DI
- Patient-reported outcomes

CORBUS PHARMACEUTICALS

# Safety and Tolerability Summary

- Anabasum was well tolerated
- No serious or severe anabasum-related TEAEs noted
- Most common adverse events were mild/moderate:
  - Dizziness (22% in anabasum-treated subjects vs. 13% in placebo-treated subjects)
  - Fatigue (19% in anabasum-treated subjects vs. 7% in placebo-treated subjects)

CORBUS PHARMACEUTICALS

# mRSS: Skin Thickening Improved


mRSS Change from Baseline
Anabasum
Placebo
P = 0.085
Minimal Important Improvement
Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
0
4
8
12
16
Week
Reduction = improvement

## Primary Endpoint in Upcoming Phase 3 Study

- mRSS improved at week 16 from baseline -4.7 ± 1.1 (SE) for anabasum subjects vs. -2.0 ± 1.5 for placebo subjects

CORBUS PHARMACEUTICALS

# Improved Patient Reported Skin Symptoms



SSc Skin Symptoms Questionnaire1
SScSkin Questionnaire score, change from baseline
0
-5
-10
-15
-20
-25
-30
0
4
12
Week
P3 = 0.044 P = 0.004
5-D Itch Questionnaire2
5D Itch score, change from baseline
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
P3 = 0.032
Anabasum
Placebo
Reduction = improvement

- Greater improvement in skin symptoms than placebo-treated subjects
- Improvements were seen as early as 4 weeks with anabasum treatment

1: Ziemek J et al. Rheumatology 2016;55:911. [2] Elman S et al. Br J Dermatol 2010;162:587.
2: Efficacy population, least squares means ± SE, analysis of covariance model, one-sided p-value.

# Improvements in ACR-CRISS Scores



Median ACR CRISS Score
P1 = 0.044
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
CRISS Score, %
Anabasum (n=26)
Placebo (n=15)
4
8
12
16
Weeks
Increase = improvement

- Composite score of change from baseline in mRSS, HAQ-DI, FVC % predicted, and physician and patient global assessments
- mRSS represents largest weighted factor in ACR-CRISS composite
- ACR CRISS scores show improvement in anabasum subjects > placebo subjects

| Group | CRISS Score, % Median (Interquartile Range or IQR)2 | | | |
|---|---|---|---|---|
| | Week 4 | Week 8 | Week 12 | Week 16 |
| Anabasum, N = 26 | **3.0** (0.6, 11.4) | **19.0** (0.3, 69.2) | **27.5** (1.9, 67.8) | **33.0** (0.8, 82.1) |
| Placebo, N = 15 | **1.0** (0.3, 8.8) | **1.0** (0.1, 15.2) | **1.0** (0.1, 60.1) | **1.0** (0.1, 16.0) |

1: LOCF. 1 sided mixed model using rank transformed data; 2: 25th percentile, 75th percentile

CORBUS PHARMACEUTICALS

# Additional Efficacy Outcomes Favor Anabasum



HAQ-DI, Change from Baseline
Change in HAQ-DI, LS means ±SE
P[1] = 0.04 P = 0.006 P = 0.006 P = 0.03
Week
Anabasum
Placebo
FVC % Predicted, Change from Baseline
Change in mFVC, LS means ±SE
Week
Anabasum
Placebo
MDGA, Change from Baseline
Change in MDGA, LS means ±SE
P[1] = 0.02
Week
Anabasum
Placebo
PtGA, Change from Baseline
Change in PtGA, LS means ±SE
P = 0.08 P = 0.10
Week
Anabasum
Placebo

1: P-values are based on LS mean difference, one-sided p-values shown if P ≤ 0.10 (pre-specified)

# On Target Effect: Anabasum Reduces Inflammation in Skin (Histology Analysis)


Change in inflammation after only 12 weeks of treatment
Placebo
15%
16%
69%
Δ mRSS = -1.2
P = 0.008
Fisher's exact test
two-sided
Anabasum
14%
38%
48%
Δ mRSS = -5.1
Improved
Unchanged
Worsened

# On Target Effect: Anabasum Reduces Fibrosis in Skin (Histology Analysis)


Change in fibrosis after only 12 weeks of treatment
Placebo
15%
46%
39%
Δ mRSS = -1.8
P = 0.049
Fisher's exact test
two-sided
Anabasum
9%
43%
48%
Δ mRSS = -4.0
Improved
Unchanged
Worsened

# Planned Design of Upcoming Phase 3 Study

**Phase 3 Study Scheduled to Commence Q4 2017**

## Double-blind

randomized, placebo-controlled

52 week study

Dosing

20 mg BID *or*

5 mg BID *or* placebo

## Multinational



## ~300 Subjects



**Primary Endpoint:**

- Change from baseline in mRSS

**Secondary Endpoints:**

- Change from baseline in HAQ-DI
- ACR CRISS
- Change from baseline in FVC % predicted

CORBUS PHARMACEUTICALS

# Cystic Fibrosis:

- Positive Phase 2 data
- Support from the Cystic Fibrosis Foundation
- Expected to commence Phase 2b study in Q4 2017

CORBUS PHARMACEUTICALS



# Cystic Fibrosis

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

**30,000**
Patients in the U.S.

**75,000**
Patients worldwide

**40 YEARS**
Average life expectancy of CF patients

# Key Takeaways

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

CORBUS PHARMACEUTICALS

# Inflammation: A Key Driver of CF Morbidity and Life-Span

**Potential to be First Approved Therapy Targeting Inflammation and Fibrosis in CF**



Underlying Inflammation
Infection
Additional Inflammation
Damage
Fibrosis

Birth / early childhood

**Pulmonary Exacerbations**

CORBUS PHARMACEUTICALS

# PEx
## PULMONARY EXACERBATIONS



**PEx are a dangerous manifestation of lung disease in CF**

**Increased inflammation precedes PEx**

**Increased shortness of breath, cough, sputum production and reduced FEV1**

**Irreversable lung function loss, including loss of FEV1**

**Patients with CF can have multiple PEx per year**

**Treatment cost can reach $120,000**

**~17,000 occur each year in the USA**

**Frequency and severity increase with age and FEV1 impairment***

*(Rubin-Cahil *et al* 2015)

CORBUS PHARMACEUTICALS

# Design of Completed Phase 2 Study

**Positive Data Announced March 2017**

## Double-blind
randomized, placebo-controlled

**16** week study – 12 week active dosing

Weeks 1-4: 1 mg QD *or* 5 mg QD *or* placebo

Weeks 5-12: 20 mg QD *or* 20 mg BID *or* placebo

**21** clinical sites across the U.S. and Europe



## 85 Adults



**5:2** overall ratio of anabasum:placebo

**Primary Objectives:**
- Evaluate safety and tolerability
  - Pulmonary exacerbations are an event of special interest

**Secondary Objectives:**
- FEV1 % predicted, lung clearance index and CFQ-R
- Blood and sputum biomarkers
- Microbiome in sputum
- Metabolipidomic profile
- Pharmacokinetics

# Safety and Tolerability Summary

- Anabasum was well tolerated
- No serious or severe anabasum-related TEAEs noted
- Most common anabasum-related mild adverse event:
  - Dry mouth (mild, 13% vs 0% in placebo)
- FEV-1 remained stable throughout the study across all cohorts

# Pulmonary Exacerbation Requiring Treatment with IV Antibiotics



Rate of Pulmonary Exacerbations Requiring IV Antibiotics
Events per subject per 12 weeks
Weeks 1-4
0.3
0.3
0.2
0.2
0.1
0.1
0.0
0.26
0.12
0.13
Placebo
1 mg
5 mg
Weeks 5-12
0.26
0.10
0.05
Placebo
20 mg
20 mg bid

- Pulmonary exacerbations (PEx) captured as an event of special interest
- PEx are respiratory or systemic symptoms requiring new antibiotics
- Reduction in PEx seen in all treatment arms compared to placebo

Clear reduction in the rate of pulmonary exacerbations treated with IV antibiotics for anabasum

# Pulmonary Exacerbations Treated with Any New Antibiotic



Rate of Pulmonary Exacerbations Requiring New Antibiotics
Events per subject per 12 weeks
Weeks 1-4
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0.77
0.35
0.38
Placebo
1 mg
5 mg
Weeks 5-12
0.46
0.25
0.21
Placebo
20 mg
20 mg bid

- A broader look at acute pulmonary exacerbations as defined by treatment with any new antibiotics for respiratory system symptoms
- Reduction from placebo rate seen in all anabasum cohorts

Clear reduction in the rate of pulmonary exacerbations treated with any new antibiotic for anabasum

# Consistent Reduction in Key Inflammatory Biomarkers (Sputum)

## Reduction with anabasum 20 mg BID compared to placebo ($Log_{10}$)


-0.70
Neutrophils, cells/ml
p = 0.053
-1.49
Eosinophils, cells/ml
p = 0.089
-1.34
Lymphocytes, cells/ml
-0.61
Macrophages, cells/ml
p = 0.061
-0.23
Neutrophil elastase, mcg/ml
p = 0.033
-0.19
IL-8, pg/mL
p = 0.037
-0.19
IgG, mg/dl
-2.5
-2
-1.5
-1
-0.5
0
Least squares mean difference from placebo (SE), Log10

CORBUS PHARMACEUTICALS

# Dermatomyositis & Systemic Lupus Erythematosus:

- Dermatomyositis
  - Ongoing Phase 2 study - topline results expected Q4 2017
  - Ongoing open-label extension
  - NIH funded
- Systemic Lupus Erythematosus
  - Launching Phase 2 study Q4 2017
  - NIH funded

CORBUS PHARMACEUTICALS



# Dermatomyositis

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

## 50,000

Patients in the U.S. + EU

## SKIN & MUSCLE

Involvement can cause significant morbidity and mortality from interstitial lung disease

## NO FDA

Approved therapies for overall disease activity

# Key Takeaways

- Treated with immunosuppressive therapies, but with significant toxicities
- Single center study underway at University of Pennsylvania
- NIH is funding the study
- Data readout expected Q4 2017

# Dermatomyositis Phase 2 Clinical Study

**Topline Results Expected Q4 2017**

## Double-blind

randomized, placebo-controlled

**16** week study – 12 week active dosing

Weeks 1-4: 20 mg QD *or* placebo

Weeks 5-12: 20 mg BID *or* placebo

## 1 Site - University of Pennsylvania Perlman School of Medicine



## 22 Adults

with refractory skin-predominant DM

**Primary Endpoints:**

- Safety/tolerability
- Change in skin activity using CDASI

**Secondary Endpoints:**

- Quality of life and disease activity outcomes
- Biomarkers of inflammation and disease activity in blood and skin
- Metabolipidomic profile

# Cutaneous Dermatomyositis Disease Area and Severity Index (CDASI)

CDASI was developed to measure multiple inflammatory elements in the skin[1]

## Measurement Location


SCALP
PERIORBITAL
MALAR AREA
REST OF THE FACE
POSTERIOR NECK
V-AREA NECK (FRONTAL)
UPPER BACK & SHOULDERS
ARM
ABDOMEN
REST OF BACK & BUTTOCKS
DORSUM OF HANDS (NOT OVER JOINTS)
LATERAL UPPER THIGH
MECHANIC'S HAND
*GOTTRON'S (NOT ON HANDS)
REST OF LEGS & FEET

## Disease Severity


0
48
CDASI SCALE

- Disease manifestations are assessed as present or absent, and severity is measured in multiple areas to calculate a total score
- 4-5 point change (decrease) in score is considered clinical improvement

- Inclusion criteria for the Phase 2 anabasum trial selected patients with a CDASI score of 14 or greater
- Enrolled patients with **refractory, moderate to severe Dermatomyositis**

CORBUS PHARMACEUTICALS

1: Anyanwu et al. 2015

# Systemic Lupus Erythematosus

Chronic systemic autoimmune disease characterized by arthritis, skin rashes, kidney disease, and involvement of the nervous system and other organs

## 500,000 – 600,000

Patients in the U.S. + EU
10-12:1 Women to Men
Higher Incidence and More Severe in Blacks and Asians

NON-IMMUNOSUPRESSIVE TREATMENTS NEEDED

# Key Takeaways

- Treated with immunosuppressive therapies
- Multi-center study planned (n=100)
- NIH is funding the study

CORBUS PHARMACEUTICALS

# Systemic Lupus Erythematosus Phase 2 Clinical Study

**Commence Patient Enrollment Expected Q4 2017**

## Double-blind

randomized, placebo-controlled

**16** week study – 12 week active dosing

Weeks 1-12

20 mg QD *or* 5 mg BID *or*

20 mg BID *or* placebo

**15** clinical sites across the U.S.



**100 Adults** with SLE



**Primary Endpoints:**

- Safety/tolerability
- Efficacy in inflammatory joint pain in subjects with active musculoskeletal disease

**Secondary Endpoints:**

- Efficacy in overall disease activity, musculoskeletal disease, and quality of life
- Biomarkers of inflammation
- Pharmacokinetics

# Scientific Advisory and Principal Investigators

## Scientific Advisors

| Name | Institution |
| --- | --- |
| Michael Knowles, MD, PhD | The University of North Carolina at Chapel Hill |
| Charles Serhan, PhD | Harvard Medical School |

## Principal Investigators

| Name | Role | Institution |
| --- | --- | --- |
| Robert Spiera, MD | US PI – SSc | Hospital for Special Surgery |
| Christopher Denton, PhD, FRCP | EU PI – SSc | Royal Free London NHS Foundation Trust |
| James Chmiel, MD | US PI – CF | Case Western Reserve University, Est. 1826, think beyond the possible |
| Stuart Elborn, MD, FRCP | EU PI – CF | Royal Brompton & Harefield NHS Foundation Trust |
| Victoria Werth, MD | US PI – DM | Penn University of Pennsylvania |
| Meggan Mackay, MD | US PI – SLE | Hofstra Northwell School of Medicine at Hofstra University |

# Clinical Development Milestones

## Q4 2017

### SSc

Launch Phase 3 study

Interim data from open-label study

Extend duration of open-label study

### CF

Expected launch of Phase 2b study

Phase 2 data to be presented at NACFC-17

### DM

Topline data from Phase 2 study

### SLE

Start Phase 2 study

# Financial Profile: CRBP (NASDAQ)

**Strong Financial Position and Liquid Trading Market for CRBP**

**$301MM**
Market cap*

**50.2MM**
Common shares outstanding
(57.8MM fully diluted)**

**$78MM**
Raised to-date
+
**$20MM**
non-dilutive funding from N.I.H. and CF Foundation

**562K**
50d average daily volume*

**$43MM**
Cash balance**

* Based on August 17, 2017 closing price of $6.00 per share
** As of June 30, 2017

# Summary

First-in-class drug targeting inflammation and fibrosis

Solid execution with multiple milestones in Q4 2017

Positive clinical data in rare diseases with no currently approved therapies

# CONTACT US

**Corbus Pharmaceuticals Holdings, Inc.**

617.963.0100

[info@corbuspharma.com](mailto:info@corbuspharma.com)

[www.corbuspharma.com](http://www.corbuspharma.com)

100 River Ridge Drive

Norwood, MA 02062


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